UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

MEDICALE CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-250025	98-1556944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9314 Forest Hill Blvd #929

Wellington, FL 33411

(Address of Principal Executive Offices)

(407) 245-7339

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.01 Changes in Control of Registrant.

Effective December 28, 2022, Borisi Alborovi, the previous majority shareholder of Medicale Corp. (the “Company”), entered into a stock purchase agreement for the sale of 3,200,000 shares of Common Stock of the Company (the “Shares”) to Magenta Acres, Inc.

As a result of the acquisition of the Shares, Magenta Acres Inc. holds approximately 54% of the issued and outstanding shares of Common Stock of the Company, and as such it is able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of our Company.

Also effective on December 28, 2022, the previous sole officer and director of the Company, Borisi Alborovi, resigned his positions with the Company. Upon such resignations, Chen Zu De was appointed as Chief Executive Officer, Chairman of the Board, Treasurer and Secretary, and Director of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background description of the newly appointed officer and director is as follows:

Chen Zu De

Mr Chen Zu De, who was born in 1962 (aged 60), served as Vice-President of Finance of Zhejiang Rongye Building Materials Co., Ltd from May 2017 to October 2022. He served as project team manager and project team lead at Anhui Jiayiyang Technology Co. from February 2009 to March 2017. Prior to this appointment, Mr Chen served in various capacities in technology and construction companies in Zhejiang and Anhui. He attended Zhejiang Lishui University, graduating in 1988 with a degree in Mathematics and Statistics.

Item 8.01 Other Events.

Change in Address of Company

Effective December 28, 2022, the Company’s location and the location of the Company’s books and records has changed to 9314 Forest Hill Blvd #929, Wellington, FL 33411.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medicale Corp.

Date: January 9, 2023	By:	/s/ J. Chen Zu De
Name: Chen Zu De
Title: President

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